                                                                    EXHIBIT 10.1

                        CUSTODY AND SECURITY AGREEMENT


          CUSTODY AND SECURITY AGREEMENT, dated as of April 1, 1998 between Superior Financial Corp., (the "Pledgor") and The Bank of New York, as trustee, (the "Trustee") for the benefit of the holders (the "Holders") of the Senior Notes (as defined herein) of the Pledgor issued under the Indenture (as defined herein).

          WHEREAS, the Pledgor and The Bank of New York, as trustee, have entered into that certain indenture dated as of April 1, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing on the date hereof $60,000,000 in aggregate principal amount of Senior Notes due 2003 (the "Senior Notes"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Indenture; and

          WHEREAS, the Pledgor agrees, pursuant to the Indenture, to (i) purchase Permitted Investments (together with any replacement or substitute securities, the "Pledged Securities") in an amount sufficient upon receipt of scheduled interest and principal payments in respect of the Pledged Securities, based on the report of a nationally recognized firm of independent public accountants selected by the Pledgor, to provide for payment at all times during the period commencing on the Issue Date, interest due on the Senior Notes on the next two succeeding Interest Payment Dates and (ii) place such Pledged Securities in an account (the "Collateral Account") held by The Bank of New York as custodian (the "Custodian") for the benefit of Holders of the Senior Notes; and

          WHEREAS, the Pledgor is the legal and beneficial owner of the Pledged Securities; and

          WHEREAS, to secure its obligations under the Indenture and the Senior Notes (the "Secured Obligations"), the Pledgor has agreed to (i) pledge to the Trustee for its benefit and the ratable benefit of the Holders a perfected first priority security interest in the Pledged Securities and the Collateral Account (as defined below) and (ii) execute and deliver this Custody and Security Agreement in order to secure the payment and performance by the Pledgor of all such Secured Obligations.
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                                  WITNESSETH:

          NOW THEREFORE, the parties hereto agree as follows:

1.  Pledge and Grant of Security Interest.
    -------------------------------------

          The Pledgor hereby pledges to the Trustee for its benefit and for the ratable benefit of the Holders, and grants to the Trustee for its benefit and for the ratable benefit of the Holders, a continuing first priority security interest in and to (i) all of Pledgor's right, title and interest in the Pledged Securities, the Collateral Account (as defined herein), and any other securities, assets, or property held in or credited to the Collateral Account,
(ii) certificates or other evidence of ownership representing the Pledged Securities, the Collateral Account, and any property held in or credited to the Collateral Account and (iii) all products and proceeds of any of the foregoing, including, without limitation, all dividends, interest, principal payments, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing, including any such property held in or credited to the Collateral Account (collectively, the "Collateral").

2.  Security for Secured Obligations.
    --------------------------------

          The Custody and Security Agreement and the Collateral secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all Secured Obligations.

3.  Delivery of Collateral; Collateral Account;
    Interest; Substitution of Collateral.
    ---------------------------------------

          (a) All certificates or instruments, if any, from time to time representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee.

          (b) Concurrently with the execution and delivery hereof, the Trustee shall establish an account entitled "SUPERIOR FINANCIAL CORP., AS PLEDGOR FOR THE BENEFIT OF THE BANK OF NEW YORK, AS TRUSTEE" for the deposit of the Pledged Securities (such account, or any successor account, the "Collateral Account") at its office at [101 Barclay Street,] New York, New York

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     10286. Subject to the other terms and conditions of this Custody and
     Security Agreement, all funds or other property accepted by the Trustee pursuant to this Custody and Security Agreement shall be held in the Collateral Account for the benefit of the Trustee and the ratable benefit of the Holders.

          (c) All interest earned on any Collateral shall be retained and reinvested in the Collateral Account and credited thereto, pending disbursement pursuant to the terms hereof.

4.  Disbursements.
    -------------

          (a) Not less than six (6) Business Days prior to the next scheduled Interest Payment Date with respect to the Senior Notes the Pledgor may, in writing, direct the Trustee to transfer from the Collateral Account to the Trustee in its capacity as Paying Agent funds necessary to provide for payment in full or any portion of the next scheduled interest payment on the Senior Notes. Upon receipt of such written request, the Trustee will take any action reasonably necessary to provide for the payment of such interest payment on the Senior Notes directly to the Holders from proceeds of the Pledged Securities or any other property held in or credited to the Collateral Account.

          (b) If the Pledgor makes any interest payment or portion of an interest payment for which the Pledged Securities are collateral from a source of funds other than the Collateral Account ("Pledgor Funds"), the Pledgor may, after payment in full for such interest payment, direct the Trustee in writing to release to the Pledgor or at the direction of the Pledgor an amount of funds from the Collateral Account less than or equal to the amount of Pledgor Funds so expended within six business days of such request. Upon receipt of a direction from the Pledgor and any other documentation reasonably satisfactory to the Trustee to substantiate such use of Pledgor Funds by the Pledgor (including the certificate described in the following sentence), the Trustee will take any action reasonably necessary to enable it to pay over to the Pledgor the requested amount. Concurrently with any release of funds to the Pledgor pursuant to this
     Section 4(b), the Pledgor will deliver to the Trustee a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Pledgor stating that the use of Pledgor Funds to make interest payments has been duly authorized by all necessary corporate action, and does not contravene, or constitute a default under, any provisions of applicable law or regulation or of the certificate of incorporation of the Pledgor or of any agreement, judgment, injunction, order, decree or other

                                       3
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     instrument binding upon the Pledgor or result in the creation or imposition of any Lien on any assets of the Pledgor.

          (c) If at any time the amount of Pledged Securities exceeds the amount sufficient, in the opinion of a nationally recognized firm of independent public accountants selected by the Pledgor, to provide for payment in full of the next two succeeding scheduled interest payments due on the Senior Notes (or, in the event an interest payment or payments have been made, an amount sufficient to provide for payment in full of any interest payments then remaining, up to and including the final scheduled interest payment), the Pledgor may direct the Trustee in writing to release any such overfunding to it. Upon receipt of a written request from the Pledgor and delivery of an Officer's Certificate to the Trustee to substantiate such excess in accordance with Section 4.15(d) of the Indenture, the Trustee will pay over to the Pledgor any such over-funded amount.

          (d) Upon payment in full of all scheduled interest payments on the Senior Notes, the security interest in the Collateral evidenced by this Custody and Security Agreement will terminate and be of no further force and effect. Furthermore, upon the release of any Collateral from the Collateral Account in accordance with the terms of this Custody and Security Agreement, whether upon release of Collateral to Holders as payment of interest, to the Company or otherwise, the security interest evidenced by this Custody and Security Agreement in the Collateral so released will terminate and be of no further force and effect.

5.  Representations and Warranties.
    ------------------------------

          The Pledgor hereby represents and warrants that:

          (a) The execution, delivery and performance by the Pledgor of this Custody and Security Agreement do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Articles of Incorporation of the Pledgor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the security interests granted under this Custody and Security Agreement.

          (b) The Collateral, including the Pledged Securities, the Collateral Account and other property held therein or credited thereto are subject to no liens other than the lien created by this Custody and Security Agreement. No financing statement covering the Collateral, including the Pledged Securities, the Collateral

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     Account, or any other property held in or credited to the Collateral
     Account is on file in any public office (other than any financing statements filed pursuant to this Custody and Security Agreement) and no person other than the Trustee shall have "control", within the meaning of
     Section 8-106 of the UCC, of the Collateral, including the Pledged Securities, the Collateral Account, or any other property held in or credited to the Collateral Account.

          (c) The pledge of the Collateral pursuant to this Custody and Security Agreement and the execution of the Securities Account Control Agreement, dated as of April 1, 1998 among the Pledgor, The Bank of New York, as Trustee and The Bank of New York, as Securities Intermediary creates a valid and perfected first priority security interest in and to the Collateral, which valid, perfected, first priority security interest will continue to be enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of the Collateral from the Pledgor other than as permitted by the Indenture.

          (d) No consent of any other person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Collateral pursuant to this Custody and Security Agreement or for the execution, delivery or performance of this Custody and Security Agreement by the Pledgor (except for any filings and notations necessary to perfect Liens on the Collateral) or (ii) for the exercise by the Trustee of rights provided for in this Custody and Security Agreement or the remedies in respect of the Collateral pursuant to this Custody and Security Agreement, except for any filings or notices required by the UCC.

          (e) The pledge of the Collateral pursuant to this Custody and Security Agreement is not prohibited by any applicable law or government regulation, release interpretation or opinion of the Board of Governors of the United States Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

6.  Further Assurances.
    ------------------

          The Pledgor agrees to promptly take such actions and to execute and deliver or cause to be executed and delivered, or use its best efforts to procure, such stock or bond powers, proxies, assignments, instruments and such other or different writings as the Trustee may reasonably request, all in form and substance reasonably satisfactory to

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the Trustee, deliver any instruments to the Trustee and take any other actions that are necessary or, in the reasonable opinion of the Trustee, desirable, to perfect, continue the perfection of, confirm and assure the first priority of the Trustee's security interest in the Collateral, to protect the Collateral against the rights, claims or interests of third persons, to otherwise effect the purposes of this Custody and Security Agreement, including, without limitation, the preparation, execution and filing of UCC financing statements and any other actions required to maintain the Trustee's "control" (within the meaning of Article 8 of the UCC) over the Collateral.

7.  Covenants.
    ---------

          The Pledgor covenants and agrees with the Trustee and the Holders from and after the date of this Custody and Security Agreement until the earlier of payment in full in cash of (A) each of the scheduled interest payments due on the Senior Notes under the terms of the Indenture or (B) all Secured Obligations due and owing under the Indenture and the Senior Notes in the event such Secured Obligations become due and payable prior to the payment of each of the scheduled interest payments on the Senior Notes:

          (a) The Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral (except for the Lien created pursuant to this Custody and Security Agreement) and at all times will be the sole owner of the Collateral.

          (b) The Pledgor agrees that it will not (i) enter into any agreement or understanding that purports to or may restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to sell or otherwise dispose of the Collateral or (ii) fail to pay or discharge any tax, assessment or levy of any nature not later than six days prior to the date of any proposed sale under any judgement, writ or warrant of attachment with regard to the Collateral.

8.  Power of Attorney.
    -----------------

          In addition to all of the powers granted to the Trustee pursuant to
Article VI of the Indenture, the Pledgor hereby appoints and constitutes the Trustee as the Pledgor's attorney-in-fact to exercise to the fullest extent permitted by law all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default: (i) collection of proceeds of any Collateral; (ii) conveyance of any

                                       6
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item of Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 6 hereof; (iv) making of any payments or taking any acts under Section 9 hereof and (v) paying or discharging taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Trustee in its sole discretion, and such payments made by the Trustee in respect of this clause (v) to become the Secured Obligations of the Pledgor to the Trustee, due and payable immediately upon demand. The Trustee's authority hereunder shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or appropriate by the Trustee to preserve, process or perfect the security interest in the Collateral (including, without limitation, any documents deemed necessary by the Trustee to obtain or maintain "control" (within the meaning of Article 8 of the UCC) of the Collateral) and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Trustee in this Custody and Security Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

9.  Trustee May Perform.
    -------------------

          If the Pledgor fails to perform any agreement contained herein, the Trustee may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Trustee incurred in connection therewith shall be payable by the Pledgor under Section 13 hereof.

10.  No Assumption of Duties; Reasonable Care.
     ----------------------------------------

          The rights and powers granted to the Trustee hereunder are being granted in order to preserve and protect the Trustee's and the Holders' first priority security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Trustee in connection therewith other than those imposed under applicable law.

11.  Indemnity.
     ---------

          The Pledgor shall indemnify, defend and hold harmless the Trustee and its directors, officers, agents and employees from and against all claims, actions, obligations, losses, liabilities and expenses, including reasonable costs, fees and disbursements of

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

counsel (including, without limitation, the reasonable cost to the Trustee of legal counsel), the costs of investigations, and claims for damages, arising from the Trustee's performance under this Custody and Security Agreement, except insofar as the same may have been caused by the bad faith, gross negligence or wilful misconduct of such indemnified person.

12.  Remedies upon Event of Default.
     ------------------------------

          If an Event of Default shall have occurred and be continuing:

          (a) The Trustee shall have and may exercise with reference to the Collateral any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York, and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by Pledgor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and reasonable attorneys' fees and expenses thereby incurred by the Trustee and toward payment of the Secured Obligations in such order or manner as the Trustee may elect. Specifically and without limiting the foregoing, the Trustee shall have the right to take possession of all or any part of the Collateral or any security therefor and of all books, records, papers and documents of Pledgor or in Pledgor's possession or control relating to the Collateral which are not already in the Trustee's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Pledgor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of the Trustee existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is given in the manner provided in Section 17 hereof at least six (6) Business Days before the time of the sale disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of such notice. The Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale.
     The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such acts as

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     may be reasonably necessary to enable the Trustee to exercise its rights under this paragraph 12.

          (b) All rights to marshalling of assets of Pledgor, including any such right with respect to the Collateral, are hereby waived by Pledgor.

13.  Expenses.
     --------

          The Pledgor will upon demand pay to the Trustee the amount of any and all reasonable expenses (including, without limitation, the reasonable fees, expenses and disbursements of its counsel, experts and agents retained by the Trustee) that the Trustee may incur in connection with (i) the administration of this Custody and Security Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Trustee and the Holders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

14.  Security Interest Absolute.
     --------------------------

          All rights of the Trustee and the Holders and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

          (c) any exchange, surrender, release or nonperfection of any Liens on any other collateral for all or any of the Secured Obligations; or

          (d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Custody and Security Agreement.

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15.  Continuing Security Interest; Termination.
     -----------------------------------------

          (a) This Custody and Security Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in the Indenture or in this Custody and Security Agreement, remain in full force and effect until the earlier of payment in full in cash of
     (A) each of the scheduled interest payments due on the Senior Notes under the terms of the Indenture or (B) all Secured Obligations due and owing under the Indenture and the Senior Notes in the event such Secured Obligations become payable prior to the payment of each of the interest payments on the Senior Notes. This Custody and Security Agreement shall be binding upon the Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Holders and their respective successors, transferees and assigns.

          (b) This Custody and Security Agreement shall terminate upon the earlier of payment in full in cash of (A) each of the scheduled interest payments due on the Senior Notes under the terms of the Indenture or (B) all Secured Obligations due and owing under the Indenture and the Senior Notes in the event such Secured Obligations become payable prior to the payment of each of the scheduled interest payments on the Senior Notes. At such time, the Trustee shall, at the written request of the Pledgor, reassign and redeliver to Pledgor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Trustee in accordance with the terms of this Custody and Security Agreement, the Indenture and relevant provisions of Article 8 of the UCC. Such reassignment and redelivery shall be without warranty (either express or implied) by or recourse to the Trustee, except as to the absence of any prior assignments by the Trustee of its interest in the Collateral, and shall be at the expense of the Pledgor.

16.  Authority of the Trustee.
     ------------------------

          (a) The Trustee shall have and be entitled to exercise all powers hereunder that are specifically granted to the Trustee by the terms hereof, together with such powers as are reasonably incident thereto. The Trustee may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Trustee, any director, officer, employee, attorney or agent of the Trustee nor the Holder shall be liable to the Pledgor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the

     Trustee be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Trustee and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

          (b) The Pledgor acknowledges that the rights and responsibilities of the Trustee under this Custody and Security Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Custody and Security Agreement shall, as between the Trustee and the Holders, be governed by the Indenture and by such other agreements with respect thereto as may exist from to time among them, but, as between the Trustee and the Pledgor, the Trustee shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

17.  Notices.
     -------

          Any communication, notice or demand to be given hereunder shall be duly given hereunder if given in the form and manner, and delivered to the address set forth in the Indenture, or in such other form and manner or to such other address as shall be designated by any party hereto to each other party hereto in a written notice delivered in accordance with the terms of the Indenture.

18.  No Waiver; Cumulative Rights.
     ----------------------------

          No failure on the part of the Trustee to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Trustee of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Trustee or allowed it by law or other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by the Trustee from time to time.

19.  Benefits of Custody and Security Agreement.
     ------------------------------------------

          Nothing in this Custody and Security Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the

Holders, any benefit or any legal or equitable right, remedy or claim under this Custody and Security Agreement.

20.  Applicable Law; Consent to Jurisdiction.
     ---------------------------------------

          This Custody and Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York. Pledgor hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court located in the State of New York in any action or proceeding arising out of or relating to this Custody and Security Agreement.

21.  Submission to Jurisdiction; Waiver of Jury Trial.
     ------------------------------------------------

          (a) THIS CUSTODY AND SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. TO INDUCE THE TRUSTEE TO ENTER INTO THIS CUSTODY AND SECURITY AGREEMENT, THE PLEDGOR HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO THE TRUSTEE'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS WHICH IN ANY MANNER ARISE OUT OF OR IN CONNECTION WITH OR ARE IN ANY WAY RELATED TO THIS CUSTODY AND SECURITY AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PLEDGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BETWEEN THE PLEDGOR AND THE TRUSTEE IN ACCORDANCE WITH THIS PARAGRAPH.

          (b) THE PLEDGOR HAS APPOINTED [ ], NEW YORK, NEW YORK [ ], AS ITS AUTHORIZED AGENT (THE "AUTHORIZED AGENT") UPON WHOM PROCESS MAY BE SERVED IN ANY SUCH ACTION ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHICH MAY BE INSTITUTED IN ANY NEW YORK COURT BY ANY PURCHASER OR BY ANY PERSON WHO CONTROLS ANY PURCHASER, EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH ACTION, AND WAIVES ANY OTHER REQUIREMENTS OF OR OBJECTIONS TO

     PERSONAL JURISDICTION WITH RESPECT THERETO. SUCH APPOINTMENT SHALL BE IRREVOCABLE. THE PLEDGOR REPRESENTS AND WARRANTS THAT THE AUTHORIZED AGENT HAS AGREED TO ACT AS SUCH AGENT FOR SERVICE OF PROCESS AND AGREES TO TAKE ANY AND ALL ACTION, INCLUDING THE FILING OF ANY AND ALL DOCUMENTS AND INSTRUMENTS, THAT MAY BE NECESSARY TO CONTINUE SUCH APPOINTMENT IN FULL FORCE AND EFFECT AS AFORESAID. SERVICE OF PROCESS UPON THE AUTHORIZED AGENT AND WRITTEN NOTICE OF SUCH SERVICE TO THE PLEDGOR SHALL BE DEEMED, IN EVERY RESPECT, EFFECTIVE SERVICE OF PROCESS UPON THE PLEDGOR.

          (c) EACH OF THE PLEDGOR AND THE TRUSTEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH IN ANY MANNER ARISES OUT OF OR IN CONNECTION WITH OR IS IN ANY WAY RELATED TO THIS CUSTODY AND SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

          (d) THE PROVISIONS OF THIS SECTION 21 ARE A MATERIAL INDUCEMENT FOR THE TRUSTEE ENTERING INTO THE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN. PLEDGOR HEREBY ACKNOWLEDGES THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 21 WITH ITS INDEPENDENT COUNSEL.

22.  Execution in Counterparts.
     -------------------------

          This Custody and Security Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

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

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


                         SUPERIOR FINANCIAL CORP.



                         By: /s/ C. Stanley Bailey
                             --------------------------------------------------
                              Name:  C. Stanley Bailey
                              Title: Chairman of the Board of
                                     Directors and Chief Executive
                                     Officer


                         THE BANK OF NEW YORK, as Trustee



                         By: /s/ Robert A. Massimillo
                             --------------------------------------------------
                              Name: Robert A. Massimillo
                              Title: Assistant Vice President

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